Exhibit 10.9

This Instrument Prepared By
and Return To:

MARK K. SOMERSTEIN, ESQ.
Ruden, McClosky, Smith,
Schuster & Russell, P.A.
P.O. Box 1900
Fort Lauderdale, Florida 33302

                        MORTGAGE MODIFICATION AGREEMENT/1

         THIS MORTGAGE MODIFICATION AGREEMENT ("Agreement") is made by and between PETMEDEXPRESS.COM, INC., a Florida corporation ("Borrower"), MARC A. PULEO (the "Guarantor") (the Borrower and the Guarantor are collectively, the "Obligors"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, its nominees and/or assigns ("Lender" or "Bank") effective September 17, 1999.

                                R E C I T A L S:

         A. The Borrower is indebted to the Lender pursuant to that certain Promissory Note ("Promissory Note") dated April 29, 1999, executed by Borrower in the original principal amount of ONE MILLION SIX HUNDRED EIGHTY THOUSAND DOLLARS ($1,680,000) (the "Indebtedness").

         B. The Indebtedness is secured by, inter alia: (i) Florida Real Estate Mortgage, Assignment of Leases and Rents and Security Agreement dated April 29, 1999, recorded in Official Records Book 29421, Page 1377, of the Public Records of Broward County, Florida (the "Mortgage"); and (ii) UCC-1 recorded in Official Records Book 29421, Page 1407, of the Public Records of Broward County, Florida ("UCC").

         C. The Guarantor guaranteed the Indebtedness pursuant to, inter alia, the Continuing and Unconditional Guaranty dated April 29, 1999 (the "Guaranty").


--------
1/DOCUMENTARY STAMPS AND INTANGIBLE TAX IN THE AMOUNT REQUIRED BY LAW WITH REGARD TO THE ORIGINAL INDEBTEDNESS WERE AFFIXED TO THE REAL ESTATE MORTGAGE, ASSIGNMENT AND SECURITY AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 29421, PAGE 1377, PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA ("ORIGINAL MORTGAGE"). THIS DOCUMENT PROVIDES FOR A FUTURE ADVANCE TO BE SECURED BY THE MORTGAGE. DOCUMENTARY STAMPS AND INTANGIBLE TAX ARE NOW DUE ON $5,500.00 AND ARE AFFIXED HERETO.

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



         D. The Indebtedness, Mortgage, UCC, the Guaranty, and any other documents executed in connection with the foregoing are hereinafter collectively referred to as the "Loan Documents".

         E. The Obligors have requested and the Lender has agreed to modify the terms of the Loan Documents as more particularly set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and for TEN DOLLARS ($10) and other good and valuable considerations, the parties agree as follows:

         1. The foregoing recitations are true and correct and are incorporated herein by reference.

         2. The provisions of this Agreement shall control in the event of any conflict with the provisions of the Loan Documents, the unaffected provisions of which are specifically reaffirmed and incorporated herein by reference.

         3. The Indebtedness is restated and modified to include not only the Promissory Note but also the additional amount of One Million Dollars ($1,000,000) evidenced by that certain Promissory Note dated even date herewith in the original principal amount of One Million Dollars ($1,000,000) executed by the Borrower in favor of the Bank ("Line of Credit Note"). The maturity date of the Line of Credit Note is one (1) year following the date hereof.

         4. The Mortgage, as amended by this Agreement, shall continue to secure the Promissory Note and in addition shall secure the Line of Credit Note as if the Line of Credit Note was originally secured by the Mortgage.

         5. The Obligors acknowledge and agree that the Lender shall not be obligated to further modify the Indebtedness or the Mortgage. In conjunction with the foregoing, Lender shall not be obligated to make any additional advances under the Loan Documents.

         6. AS A MATERIAL INDUCEMENT FOR LENDER TO EXECUTE THIS AGREEMENT, THE OBLIGORS DO HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE LENDER, ITS OFFICERS AND DIRECTORS, EMPLOYEES AND AGENTS AND ITS AFFILIATES, AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER IN LAW OR IN EQUITY WHICH THE OBLIGORS EVER HAD, OR HAVE, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF OBLIGORS HEREAFTER CAN, SHALL OR MAY HAVE AGAINST THE LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING



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


WHATSOEVER RELATED TO THE LOAN DOCUMENTS THROUGH THE DATE THIS AGREEMENT HAS BEEN EXECUTED. OBLIGORS FURTHER EXPRESSLY AGREE THAT THE FOREGOING RELEASE AND WAIVER AGREEMENT IS INTENDED TO BE AS BROAD AND INCLUSIVE AS PERMITTED BY THE LAWS OF THE STATE OF FLORIDA. IN ADDITION TO, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND IN CONSIDERATION OF THE LENDER'S EXECUTION OF THIS AGREEMENT, OBLIGORS COVENANT WITH AND WARRANT UNTO LENDER, AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXISTS NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST LENDER RELATED TO THE LOAN DOCUMENTS OR THE OBLIGATION OF OBLIGORS TO PAY THE INDEBTEDNESS TO LENDER WHEN AND AS THE SAME BECOMES DUE AND PAYABLE.

         7. The Obligors hereby agree that, in consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, including the forbearance of Lender from exercising its rights and remedies otherwise available to it, as hereby amended, the receipt and sufficiency of which are hereby acknowledged, in the event the Obligors (or any of them) shall: (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition (which is not dismissed within ninety [90] days from the filing) under Title 11 of the U.S.C. Code, as amended; (ii) be the subject of any order for relief issued under such Title 11 of the U.S.C. Code, as amended (which is not dismissed within ninety [90] days from the filing);
(iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief for debtors (which is not dismissed within ninety [90] days from the filing); (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator; (v) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or relief for debtors (which is not dismissed within ninety [90] days from the filing); and/or (vi) be the subject of any action (which is not dismissed within ninety [90] days from the filing) to set aside or otherwise prevent the provisions of this Agreement (subparagraphs [i] - [vi] above are hereinafter collectively defined as "Bankruptcy Proceedings"), Lender shall thereupon be entitled to relief from any automatic stay imposed by Section 362 of Title 11 of the U.S.C. Code, as amended, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents and as otherwise provided by law.

         8. Obligors agree to pay to Lender any and all documentary stamps and/or intangible taxes and all interest and penalties associated therewith which may be assessed on account of the execution and/or recording of this Agreement. Obligors shall pay such sums immediately upon receipt of notice of such amounts from Lender or its assigns. In the event Obligors fail to pay such sums, Lender or its assigns may, at its option, pay such taxes and/or documentary stamps. Any such payment by Lender or its assigns shall be added to the Indebtedness and shall bear interest from the



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

date advanced to the date of recovery at the maximum rate permissible under Florida law. If Obligors fail to pay any and all documentary stamps and/or intangible taxes and any interest or penalties associated therewith which may be assessed on account of the execution and/or recording of this Agreement, it shall be deemed to be a default under the terms hereof and shall immediately accelerate the principal balance due hereunder, together with accrued interest.

         The Obligors shall have the right to contest the foregoing charges; provided such does not adversely affect the Lender or the Loan Documents.

         9. The Guarantor hereby confirms that the Guaranty remains in full force and effect and shall, inter alia, guarantee the repayment of the Promissory Note and Line of Credit Note.

         10. This Agreement shall not be construed more strictly against either party by virtue of the preparation hereof.

         11. Except as herein specifically provided, all of the terms, provisions and representations of the Loan Documents are hereby specifically reaffirmed by the Obligors and are incorporated herein by this reference. THE OBLIGORS (AND EACH OF THEM) HEREBY AGREE AND CONFIRM THAT, AS OF THE DATE HEREOF, THE LOAN DOCUMENTS ARE IN FULL FORCE AND EFFECT. THIS AGREEMENT SUPERSEDES ALL PRIOR NEGOTIATIONS AND/OR CORRESPONDENCE RELATING TO THE LOAN DOCUMENTS.

         12. Time is of the essence under the Loan Documents and this Agreement.

         13. The Obligors warrant and represent that all of the parties executing this Agreement on behalf of the Obligors are duly authorized to execute this Agreement and that this Agreement is valid and binding upon the Obligors in accordance with its terms.

         14. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which shall constitute one (1) and the same agreement. This Agreement may be executed and delivered via telecopy.

         15. This Agreement is not intended to be a novation, but merely to evidence a modification, and it is not the intention of the parties to create a novation of the Loan Documents.

         16. This Agreement shall not be binding upon the Lender nor shall this Agreement constitute an offer by the Lender until such time as this Agreement is fully executed.

         17. A default or breach of a representation or warranty by the Obligors, or any of them, under this Agreement shall constitute a default under the Loan Documents.



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

         18. The obligations of the Obligors under this Agreement shall be joint and several. The reference to the Obligors hereunder shall, at the Lender's option, be to all or any of the Obligors.

         IN WITNESS WHEREOF, Obligors and Lender have executed this Agreement as of the day and year set forth above.

Signed, sealed and delivered           BORROWER:
in the presence of:

                                       PETMEDEXPRESS.COM, INC., a Florida
                                       corporation

/s/ Hazel Hunter                       By: /s/ Marc Puleo, M.D.       (SEAL)
-------------------------                 -------------------------------------
Print Name: Hazel Hunter                  Print Name: Marc Puleo
                                          -------------------------------------
                                          Title: President/CEO
                                          -------------------------------------
                                          Date: 9-17-99
/s/ Kenneth P. Wurtenberger               Address: 1441 S.W. 49th Avenue
-----------------------------------                Pompano Beach, Florida 33066
Print Name: Kenneth P. Wurtenberger

                                       GUARANTOR:

/s/ Hazel Hunter                        /s/ Marc Puleo
-----------------------------------     ---------------------------------------
Print Name: Hazel Hunter               MARC A. PULEO
                                       Date: 9-17-99
/s/ Kenneth P. Wurtenberger            Address: 1441 S.W. 49th Avenue
-----------------------------------             Pompano Beach, Florida 33066
Print Name: Kenneth P. Wurtenberger


                                       LENDER:

                                       SOUTHTRUST BANK, NATIONAL ASSOCIATION

 /s/ Hazel Hunter                      By: /s/ Susan King   (SEAL)
-------------------------                  ------------------------------------
Print Name: Hazel Hunter                   Print Name: Susan King
                                           ------------------------------------
                                           Title: Vice President
                                           ------------------------------------
                                           Date: 9/17/99

 /s/ Kenneth P. Wurtenberger           Address: One East Broward Boulevard
-----------------------------------             Fort Lauderdale, Florida 33301
Print Name: Kenneth P. Wurtenberger



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



STATE OF FLORIDA       )
                       ) SS:
COUNTY OF BROWARD      )

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Marc Puleo, the President of PETMEDEXPRESS.COM, INC., a Florida corporation, freely and voluntarily under authority duly vested in him/her by said corporation and that the seal affixed thereto is the true corporate seal of said corporation. He/She is personally known to me or who has produced _____________________ as identification.

         WITNESS my hand and official seal in the County and State last aforesaid this 17th day of September, 1999.

                                          /s/ Kenneth P. Wurtenberger
                                          ----------------------------------
                                          Notary Public

                                          ----------------------------------
                                          Typed, printed or stamped name of
                                          Notary Public

My Commission Expires:

STATE OF FLORIDA            )
                            ) SS:
COUNTY OF BROWARD           )

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by MARC A. PULEO, who is personally known to me or who has produced
________________________ as identification.

         WITNESS my hand and official seal in the County and State last aforesaid this 17th day of September,1999.

                                            /s/ Kenneth P. Wurtenberger
                                            ---------------------------------
                                                Notary Public

                                            ---------------------------------
                                            Typed, printed or stamped name of
                                            Notary Public

My Commission Expires:

STATE OF FLORIDA        )
                        ) SS:
COUNTY OF BROWARD       )

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Susan King, the Vice President of SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association, freely and voluntarily under authority duly vested in him/her by said association. He/She is personally known to me or who has produced ______________________ as identification.

         WITNESS my hand and official seal in the County and State last aforesaid this 17th day of September, 1999.

                                            /s/ Kenneth P. Wurtenberger
                                            ---------------------------------
                                            Notary Public

                                            ---------------------------------
                                            Typed, printed or stamped name of
                                            Notary Public

My Commission Expires: